157 P-1 03/11

SUPPLEMENT DATED MARCH 8, 2011

 TO THE PROSPECTUS DATED FEBRUARY 1, 2011

OF

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The prospectus is amended as follows:

I. The "Annual Total Returns" bar chart and the "Average Annual Total Returns" table of the Summary Prospectus "Performance" section beginning on page 7 is updated as follows:

ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	4.62%
Worst Quarter:	Q4'08	-3.55%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Franklin Strategic Mortgage Portfolio
Return Before Taxes	6.61%	3.78%	4.57%
Return After Taxes on Distributions	4.68%	1.78%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	4.20%	2.02%	2.59%
Citigroup Mortgage Index (index reflects no deduction for fees, expenses or taxes)	5.50%	6.37%	5.94%

Please keep this supplement for future reference.